        As filed with the Securities and Exchange Commission on March __, 1998

                            Registration No. 333-________

                                        ------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                        ------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                                        ------

                           PACIFICARE HEALTH SYSTEMS, INC.
                  (Exact name of issuer as specified in its charter)
  ----------------------------------------------------------------------------

            Delaware                                          95-4591529
--------------------------------              ----------------------------------
(State or other jurisdiction of                   (I.R.S Employer Identification
incorporation or organization)                             Number)

                 3120 Lake Center Drive, Santa Ana, California 92704
                 ---------------------------------------------------
                 (Address of principal executive offices) (Zip Code)

           Amendment and Restatement of the PacifiCare Health Systems, Inc.
                           Savings and Profit-Sharing Plan
                        1997 Premium Priced Stock Option Plan
                              (Full titles of the Plans)

                         Alan R. Hoops
                         President and Chief Executive Officer
                         PacifiCare Health Systems, Inc.
                         3120 Lake Center Drive
                         Santa Ana, California  92704

(Name, address and telephone number, including area code, of agent for service)
--------------------------------------------------------------------------------
                                      Copies to:

Joseph S. Konowiecki, Esq.              Michael R. Jacobson, Esq.
Konowiecki & Rank                       Cooley Godward LLP
633 West Fifth Street                   5 Palo Alto Square
Suite 3500                              3000 El Camino Real
Los Angeles, California  90071          Palo Alto, California  94306-2155
(213) 229-0990                          (650) 843-5000
--------------------------------------------------------------------------------

                           CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------



                                             Proposed            Proposed
Title of                                     Maximum             Maximum             Amount
Securities               Amount              Offering            Aggregate           of Regis-
to be                    to be               Price Per           Offering            tration
Registered               Registered          Share               Price               Fee
----------               ----------          ---------           ---------           ---------
Stock Options
and Class B
Common Stock,
par value
$0.01 per share (1)      1,200,000            $92.50 (2)      $111,000,000 (2)          $32,795

Stock Options
and Class B
Common Stock,
par value
$0.01 per share (1)      1,200,000           $114.00 (2)      $136,800,000 (2)          $40,356

Class B
Common Stock,
par value
$0.01 per share (3) (4)  1,500,000           $71.188 (5)      $106,782,000 (5)       $31,500.70


--------------------------------------------------------------------------------

     (1) Options and underlying shares of Class B Common Stock issued under 1997 Premium Priced Stock Option Plan.

     (2) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(h)(1), the offering price is based upon the exercise price for shares subject to options under the 1997 Premium Priced Stock Option Plan.

     (3) Shares of Class B Common Stock offered under the Amendment and Restatement of the PacifiCare Health Systems, Inc. Savings and Profit-Sharing Plan (the "Savings Plan").

     (4) Pursuant to Rule 416 under the Securities Act of 1933, as amended, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Savings Plan.

     (5) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1), on the basis of the average of the high and low prices of the Registrant's Class B Common Stock as reported on the Nasdaq National Market System on a date within five days of the filing hereof with respect to the shares being registered.

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                                      PART II
                              INFORMATION REQUIRED IN
                              THE REGISTRATION STATEMENT


Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents which have been filed by PacifiCare Health Systems, Inc., a Delaware corporation (the "Registrant"), with the Securities and Exchange Commission are incorporated herein by reference:

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Form 10-K"), which is the Registrant's latest Annual Report on Form 10-K filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and which contains audited financial statements for the Registrant's latest fiscal year for which a Form 10-K was required to have been filed.

     (b) The description of the Registrant's Class B Common Stock, which is contained in a Registration Statement on Form 8-B, as filed on January 9, 1997, including any amendment or report filed for the purpose of updating such description.

     All reports and other documents subsequently filed by the Registrant pursuant to Section 13, 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the time of filing of such documents.

Item 4.   DESCRIPTION OF SECURITIES.

          Not applicable.

Item 5.   INTEREST OF NAMED EXPERTS AND COUNSEL.

          Not applicable.

Item 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Under Section 145 of the Delaware General Corporation Law, the Registrant has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). The Registrant's bylaws provide that the Registrant will indemnify its directors, officers, employees or agents in a manner consistent with the provisions of the Delaware General Corporation Law.

          In addition, the Registrant's Certificate of Incorporation provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages for breach of the directors' fiduciary duty of care to the Registrant and its stockholders. This provision in the Certificate of Incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant, for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

          The Registrant maintains a policy providing directors' and officers' liability insurance, which insures directors and officers of the Registrant in certain circumstances.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.

Item 8.   EXHIBITS.

          The following exhibits are filed as part of this registration statement:

          4.01 Form of Specimen Certificate for Registrant's Class B Common Stock (incorporated by reference to Exhibit 4.02 to the Registrant's Form 8-K, dated February 21, 1997).

          5.01      Opinion of Cooley Godward LLP.

         23.01      Consent of Ernst & Young LLP.

         23.02      Consent of Cooley Godward LLP (included in Exhibit 5.01).

         24.        Power of Attorney (appears on signature page).

         99.01 Amendment and Restatement of the PacifiCare Health Systems, Inc. Savings and Profit Sharing Plan.

         99.02 Form of 1997 Premium Priced Stock Option Plan (incorporated by reference to Exhibit 10.10 to the Registrant's Form 10-K for year ended December 31, 1997).

Item 9.   UNDERTAKINGS.

          (a)  The undersigned Registrant hereby undertakes;

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement:

          PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for the purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     (d) Pursuant to Item 8(b) of Form S-8, in lieu of an Internal Revenue Service determination letter that the Plan, as amended and restated, is qualified under Section 401 of the Internal Revenue Code of 1986, as amended, the undersigned Registrant hereby undertakes to submit the Plan (as so amended and restated) and any amendments thereto to the Internal Revenue Service in a timely manner and to make all changes required by the Internal Revenue Service to qualify the Plan.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Ana, State of California, on this 20th day of March, 1998.

                              PACIFICARE HEALTH SYSTEMS, INC.




                               /s/Alan R. Hoops
                              ---------------------------------------------
                              By:     Alan R. Hoops
                              Title:  President and Chief Executive Officer



     Pursuant to the requirements of the Act, the Administrator of the Amendment and Restatement of the PacifiCare Health Systems, Inc. Savings and Profit -Sharing Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Santa Ana, State of California on this 20th day March, 1998.




                              AMENDMENT AND RESTATEMENT OF THE
                              PACIFICARE HEALTH SYSTEMS, INC. SAVINGS
                              AND PROFIT-SHARING PLAN





                               /s/ Alan R. Hoops
                              ------------------------------------------------
                              By:     Alan R. Hoops
                              Title:  President and Chief Executive Officer
                                      PacifiCare Health Systems, Inc.,
                                      as Administrator

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each of the undersigned whose signature appears below constitutes and appoints Alan R. Hoops, Wayne B. Lowell and Joseph
S. Konowiecki and each of them (with full power of each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and on his behalf, and in his name, place and stead, in any all capacities to execute and sign any and all amendments or post-effective amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof and the Registrant hereby confers like authority on its behalf.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature                           Title                          Date
---------                           -----                          ----
/s/ Terry O. Hartshorn      Chairman of the Board                 March 20, 1998
--------------------------
Terry O. Hartshorn


/s/ Alan R. Hoops          President and Chief                    March 20, 1998
-------------------------- Executive Officer and
Alan R. Hoops              Director (Principal Executive Officer)



/s/ Wayne B. Lowell        Executive Vice President               March 20, 1998
-------------------------- and Chief Financial Officer
Wayne B. Lowell            (Principal Financial Officer)



/s/ Mary C. Langsdorf      Vice President and Corporate           March 20, 1998
-------------------------- Controller (Principal
Mary C. Langsdorf          Accounting Officer)



/s/ Jack R. Anderson       Director                               March 20, 1998
--------------------------
Jack R. Anderson


/s/ Craig T. Beam          Director                               March 20, 1998
--------------------------
Craig T. Beam


/s/ Richard M. Burdge      Director                               March 20, 1998
--------------------------
Richard M. Burdge


/s/ Bradley C. Call        Director                               March 20, 1998
--------------------------
Bradley C. Call


/s/ David R. Carpenter     Director                               March 20, 1998
--------------------------
David R. Carpenter


/s/ Gary L. Leary          Director                               March 20, 1998
--------------------------
Gary L. Leary


/s/ David A. Reed          Director                               March 20, 1998
--------------------------
David A. Reed


/s/ Warren E. Pinckert II  Director                               March 20, 1998
--------------------------
Warren E. Pinckert II


/s/ Lloyd E. Ross          Director                               March 20, 1998
--------------------------
Lloyd E. Ross


/s/ Jean Bixby Smith       Director                               March 20, 1998
--------------------------
Jean Bixby Smith

                          PACIFICARE HEALTH SYSTEMS, INC.

                                       FORM S-8
                                REGISTRATION STATEMENT


                                    EXHIBIT INDEX





Exhibit Number
--------------

 4.01 Form of Specimen Certificate for Registrant's Class B Common Stock (incorporated by reference to Exhibit 4.02 to the Registrant's Registration Statement on Form 8-K, dated February 21, 1997).

 5.01  Opinion of Cooley Godward LLP.

23.01  Consent of Ernst & Young LLP.

23.02  Consent of Cooley Godward LLP (included in Exhibit 5.01).

24.    Power of Attorney (appears on signature page).

99.01 Amendment and Restatement of the PacifiCare Health Systems, Inc. Savings and Profit Sharing Plan.

99.02 Form of 1997 Premium Priced Stock Option Plan (incorporated by reference to Exhibit 10.10 to the Registrant's Form 10-K for year ended December 31, 1997).